                                                                   Exhibit 10.17


                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


      This AGREEMENT for Human Umbilical Cord Blood Processing Services (the "Agreement"), effective December 1, 2001 (the "Effective Date") is by and between VIACORD, INC. ("VIACORD"), a Delaware corporation and a wholly-owned subsidiary of ViaCell, Inc., with its principal office at 131 Clarendon Street, 3rd Floor, Boston, Massachusetts 02116, and PROGENITOR CELL THERAPY, L.L.C. ("PCT"), a limited liability company organized and existing under the laws of the state of New Jersey, with its principal office at 20 Prospect Avenue, Suite 400, Hackensack, New Jersey 07601.

                                    RECITALS

      WHEREAS, PCT operates a laboratory that processes human cells for the treatment of human disease, including, without limitation, cellular therapy services;

      WHEREAS, ViaCord is a private human umbilical cord blood banking company that engages in the business of private cord blood banking, which includes collecting blood from a newborn's umbilical cord and/or placenta immediately after delivery, and the processing and freezing of such blood for long-term cryogenic storage;

      WHEREAS, ViaCord desires to engage PCT to provide the services listed in Attachment I (the "Services") pursuant to the terms of this Agreement, and PCT desires to accept such engagement pursuant to the terms of this Agreement; and

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and other good and valuable consideration hereinafter contained, the parties hereto agree as follows:

      1.    ENGAGEMENT

            1. ViaCord hereby engages PCT, and PCT accepts such engagement, to provide the Services subject to and upon the terms and conditions set forth in this Agreement.

      2.    PCT RESPONSIBILITIES AND REPRESENTATIONS

            1. Subject to Section 3.2 hereof, PCT shall be responsible for scheduling and performing the Services so as to meet ViaCord's reasonable business and quality requirements.

            2. PCT shall be responsible for communicating to ViaCord all quantitative results generated as part of the Services in a manner consistent with ViaCord's standard operating procedures ("SOPs").

            3.    PCT will perform the Services in accordance with:

                  i. all applicable legal requirements, including, but not limited to, the laws of the states of New York and New Jersey;


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


                  ii. ViaCord and PCT's SOPs. Where ViaCord procedures are to be adhered to and where PCT procedures are to be adhered to is detailed in PCT's SOP Number 01.041A, included here as Attachment II. Each party agrees to provide the other party with advance written notice of any material changes to their respective relevant SOPs.

            4. PCT will obtain and maintain licensure from the states of New York and New Jersey for processing human umbilical cord blood units ("HUCB' s") prior to processing any units originating in either of these states.

            5. PCT will provide reasonable cooperation for ViaCord to obtain and maintain AABB accreditation for the Services. ViaCord will pay all costs associated with obtaining and maintaining such accreditation.

            6. PCT agrees to be audited by ViaCord from time to time. All audits shall occur at such time and with such frequency as mutually agreed upon by both parties in advance; provided, however, that ViaCord shall provide no less than twenty-four
                  (24) hours prior written notice to PCT prior to conducting an audit pursuant to this Section 2.6. For the purpose of conducting such audit, PCT shall make its facilities and records available to ViaCord.

            7. Prior to the commencement of the Services, PCT shall undergo and pass a Vendor Qualification per ViaCord [*], which is included here as Attachment III. PCT's approval as a vendor is not to be unreasonably withheld by ViaCord.

            8. PCT shall not provide the Services outside of its [*] without the written consent of ViaCord.

            9. PCT will ensure that all quarantine and long-term storage freezers are connected to emergency backup power and environmental monitoring and alarms systems.

            10. Upon written request, and at ViaCord's expense, PCT will prepare HUCBs for transplants in accordance with ViaCord's Procedures.

      3.    VIACORD RESPONSIBILITIES AND REPRESENTATIONS

            1. ViaCord will be responsible for the collection of cord blood from patients and transportation of the cord blood to PCT's laboratory.

            2. To assist with daily scheduling, ViaCord will notify PCT as soon as possible when an HUCB is due to arrive at PCT. Typically this means notifying PCT once a patient goes into labor, at which time ViaCord will notify PCT of the estimated time of arrival of the HUCB at PCT.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


            3. ViaCord will pay all costs associated with obtaining AABB accreditation in connection with the Services.

            4. ViaCord will pay all costs related to the preparation and transportation of HUCBs for transplant.

            5. ViaCord shall provide, at ViaCord's expense, all quarantine and long-term storage freezers used for the storage of ViaCord product. These freezers, and the capital equipment described in Attachment I, shall remain ViaCord property and shall be removed from PCT prior to the termination of this Agreement.

      4.    MUTUAL RESPONSIBILITIES AND REPRESENTATIONS OF BOTH PARTIES

            1. The Parties agree to the terms of a Quality Agreement ("Quality Agreement"), which is included here as Attachment IV.

            2. The Parties acknowledge and agree that each HUCB shall be the property of the donor child. The parents of such child shall have custodial ownership of such HUCB until the donor child reaches the age of majority at which time the donor child shall own the HUCB.

            3. Prior to the commencement of Services, PCT and ViaCord shall execute a Technology Transfer Protocol that is mutually acceptable to both PCT and ViaCord. The Technology Transfer Protocol shall be included here as Attachment V.

      5.    SERVICE CHARGES AND BILLING PROCEDURES

            1. ViaCord shall compensate PCT for the Services according to the fee schedule contained in Attachment I.

            2. PCT shall invoice ViaCord at the time of service. Payment is due within thirty (30) days of the date of each such invoice. With respect to any compensation or portion thereof not paid within ten (10) days after the date upon which the same are due, ViaCord shall pay a late charge equal to the lesser of eighteen percent (18.0%) per annum or the maximum allowable rate of interest permitted by law. Upon any default by ViaCord of any term or condition hereunder, with respect to its obligations hereunder, which has not been cured by the expiration of the applicable period under Section 8.2, PCT may, with or without terminating this Agreement, exercise all rights and remedies afforded by law.

            3. The parties agree to negotiate in good faith any pricing changes resulting from any material change to the Services.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


      6.    RELATIONSHIP OF THE PARTIES

            1. The relationship between ViaCord and PCT with respect to the Services shall be that of independent contracting parties. In this regard, the parties agree that: (i) nothing in this Agreement shall be construed to create a principal-agent, employer-employee, or master-servant relationship or that of partners or joint venturers between the parties; and (ii) each party shall be liable for its own debts, obligations, acts, and omissions, including the payment of all required withholding, social security and other taxes on behalf of its employees. None of the employees or contractors engaged by either party shall be deemed employees of the other party.

      7.    INDEMNIFICATION; INSURANCE; DISCLAIMER

            1. ViaCord shall indemnify, defend and hold harmless PCT, its members, their affiliates, and their respective directors, officers, and employees, from any and all costs, damages, injunctions, suits, actions, fines, penalties, liabilities, losses, settlements, claims, demands and expenses of any kind (including, but not limited to, legal costs and reasonable attorneys' fees) made by or on behalf of any party, person, or governmental entity which result or arise out of any of the acts or omission of ViaCord, its employees, officers, directors and agents in connection with its obligations under this Agreement. This provision shall survive the termination of this Agreement, regardless of the reason for termination.

            2. PCT shall indemnify, defend and hold harmless ViaCord, its affiliates, directors, officers, and employees, from any and all costs, damages, injunctions, suits, actions, fines, penalties, liabilities, losses, settlements, claims, demands and expenses of any kind (including, but not limited to, legal costs and reasonable attorneys' fees) made by or on behalf of any party, person, or governmental entity which result or arise out of any of the acts or omission of PCT, its employees, officers, directors and agents in connection with its obligations under this Agreement. This provision shall survive the termination of this Agreement, regardless of the reason for termination.

            3. The foregoing indemnification shall be contingent on: (i) prompt written notice of any claim or proceeding subject to such indemnity; (ii) cooperation in the defense and settlement of such claim at the expense of the indemnifying party where such indemnifying party is not a defendant, in the suit involving such claim; (iii) prior written approval by indemnifying party of any settlement, which approval shall not be


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES

                  unreasonably withheld. The defense of such claim or assertion and any action relating thereto shall be within the control of the indemnifying party; provided, however, that the indemnifying party's choice of counsel shall be reasonably satisfactory to the indemnified party.

            4. Each party shall maintain and keep in full effect throughout the term of this Agreement, professional liability insurance coverage in the amount of not less than [*] in the aggregate per year for damages arising out of its performance hereunder. Additionally, each party shall maintain and keep in full force and effect throughout the term of this Agreement, other insurances and coverages necessary for the operation of their respective businesses, consistent with the standards in the respective communities.

            5. The parties acknowledge and agree that the Services are not deemed to be products. Therefore, ViaCord acknowledges and agrees that PCT does not in any way warrant the merchantability or fitness for a particular purpose of the Services; provided, however, that each party represents and warrants to the other that its services small be performed in a professional and workmanlike manner.

      8.    TERM; TERMINATION

            1. The term of this Agreement shall be from the Effective Date through June 30, 2002.

            2. Either party to this Agreement may, at any time at its election, terminate this Agreement forthwith and shall have no further obligations hereunder by delivering written notice of termination to the non-terminating party upon occurrence of any one or more of the following events: (i) except with respect to the payment obligations contained in Section 5 hereof, any material breach by either party of any of the obligations established hereunder or other written agreements between the parties if such breach continues for thirty (30) days after receipt by the breaching party of notice specifying such breach in reasonable detail; (ii) failure to make payment in accordance with Section 5 hereof within ten (10) days of the date upon which a payment is due pursuant to Section 5 if such breach continues for three (3) days after receipt by the breaching party of a demand for immediate payment; or (iii) either party voluntarily files a petition in bankruptcy, makes an assignment for the benefit of creditors, otherwise seeks relief from its creditors under any federal or state bankruptcy, insolvency, reorganization, or moratorium statute, or either party is the subject of an involuntary petition in bankruptcy which is not set aside within sixty (60) days of its filing.

            3. Upon termination of this Agreement, or upon any written request from ViaCord, PCT agrees to relinquish to ViaCord any HUCB(s) (contained in freezers), patient file(s), processing record(s) and/or any capital equipment (including freezers) paid for by ViaCord under this Agreement; provided, however, that ViaCord has paid in full for the Services related to any such


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES

                  HUCB(s), patient file(s), processing record(s) and/or capital equipment. PCT shall provide any reasonable accommodations, at ViaCord's expense, for the transfer of any such HUCB(s), patient file(s), processing record(s) or capital equipment.

      9.    CONFIDENTIALITY

            1. Confidential Information means any and all data, records, reports, policies, knowledge, information and materials of a party, including, without limitation, all data, records, reports, policies, knowledge, information and materials relating to this Agreement and/or such party's performance hereunder. Without limitation of the foregoing, Confidential Information of a party shall include all (i) technical knowledge, information and materials of such party, such trade secrets, data, concepts, ideas, information, processes, formulae, improvements, inventions, computer programs, source code, object code, micro code, documentation, diagrams, flow charts, drawings, and experimental and development work techniques; (ii) marketing and other business information of such party, such as customer lists, marketing and business plans, manuals and personnel records or data; and (iii) Intellectual Property of such party. For purposes of this Agreement, the terms and conditions of this Agreement shall be deemed Confidential Information of each party. Confidential Information shall not include information which: (1) is or becomes publicly available without breach of this Agreement by the party receiving the Confidential Information; (2) released to the receiving party for disclosure by the disclosing party;
                  (3) known by the receiving party prior to the disclosure; or
                  (4) required to be disclosed by law or is compelled to be disclosed by a court of competent jurisdiction; provided, however, that notice is given to the other party of such requirement as soon as possible and reasonable assistance is rendered to such concerned parties, if requested, to prevent such requirements becoming effective.

            2.    Each party shall (i) keep secret and retain in confidence, and
                  (ii) not use for its own benefit (except as expressly required by this Agreement in connection with the performance of its obligations hereunder or except as otherwise expressly provided in this Agreement) the Confidential Information of the other party. Upon termination of this Agreement for any reason, subject only to ViaCord's right to retain patient files pursuant to Section 8.3 hereof, each party shall immediately deliver to the other party all Confidential Information of such other party within its possession and/or control.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


      10.   MISCELLANEOUS

            1. The parties further agree that PCT shall retain and make available upon request of ViaCord for a period of [*] years after the furnishing of the Services, the contract and books, documents and records which are necessary to certify the nature and extent of the costs thereof when requested by the Secretary of Health and Human Services or the Comptroller General, or any of their duly authorized representatives. The provision relating to the retention and production of documents is included because of possible application of
                  Section 1861 (v) (1) (I) of the Social Security Act to this Agreement; if this section should be found to be inapplicable, then this clause shall be deemed to be inoperative and without force and effect.

            2. Any notice required by this Agreement shall be deemed sufficient if it is in writing and delivered personally or by certified mail, return receipt requested, or overnight mail by a nationally-recognized carrier (e.g., Federal Express) or by facsimile, if followed by a copy sent by one of the aforementioned methods addressed to the party at its principal office and to the party or his legal representatives at the addresses written above or to such other addresses as they may designate by giving notice pursuant to this Section 10.2.

            3. This Agreement shall be governed by and construed in accordance with the law of the State of New Jersey.

            4. This Agreement may not be amended or revised except with the mutual written consent of the parties hereto.

            5. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            6. Not withstanding any other provision in this Agreement, the parties remain responsible for ensuring that any service provided hereunder complies with all pertinent provisions of Federal, State and local statutes, rules and regulations.

            7. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provision contained herein shall not be affected thereby, and the parties acknowledge and agree that each of them shall be required to


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES

                  use their best efforts to negotiate a mutually acceptable modification of provision(s) so as to satisfy applicable law.

            8. Waiver, express or implied, of any default by either party of any provision(s) of the Agreement shall not be deemed to be a waiver of any other default. Waiver of any default shall not affect the right of either party to require performance of the defaulted provision at any further time.

            9. No party may assign its rights and obligations under this Agreement, except that each party has the right to assign its rights and obligations hereunder to a successor to all or substantially all of such party's assets related to this Agreement, which successor agrees in writing to assume all of such party's obligations hereunder. This Agreement shall be binding upon and shall insure to the benefit of PCT and ViaCord and their respective heirs, legal representatives, successors and permitted assigns.

            10. This Agreement represents the full understanding of the parties regarding the subject matter and supercedes any prior agreements between the parties on this subject.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


IN WITNESS THEREOF, the parties have hereunto set their hands and seals.

FOR VIACORD:

/s/ Robert A. Koshgarian                        12/7/01
-------------------------------------        -------------------------------
Robert A. Koshgarian                         Date
Vice President, Operations
ViaCell, Inc.


FOR PCT:

/s/ George S. Goldberger                         12/11/01
-------------------------------------        -------------------------------
George S. Goldberger                         Date
Chief Financial Officer
Progenitor Cell Therapy, L.L.C.

* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


       ATTACHMENT I. SCHEDULES OF SERVICES, FEES AND FORECASTED QUANTITIES



Services performed by PCT for ViaCord include:

     -    Receipt of cord blood units for processing
     -    Processing of units per ViaCord's Procedures and PCT's SOP's
     -    Quarantine storage in [*]
     -    Long-Term storage in [*]
     - Creation of patient files, recording of processing data and [*] into patient files in accordance with ViaCord's Procedures
     - Reporting of results to ViaCord's home office [*] after the conclusion of processing or the [*].

Fee(s):

     - ViaCord shall pay [*] for each cord blood unit processed. This includes all materials and labor as well as all [*].
     - ViaCord shall provide up to [*] for the purchase of capital equipment. These payments will be due upon receipt of invoice. This capital equipment shall remain ViaCord property and shall be removed from PCT prior to the termination of this Agreement.
     - Within twelve (12) months of the Effective Date, ViaCord shall conduct contracted research at PCT totaling up to [*].
     - ViaCord shall be responsible for all taxes related to the Services provided under this Agreement except for taxes on PCT's net income.
     - ViaCord shall provide, at ViaCord's expense, all quarantine and long-term storage freezers. These freezers shall remain ViaCord property and shall be removed from PCT prior to the termination of this Agreement.
     - ViaCord agrees to cover reasonable costs to secure appropriate storage space for the freezers used for long-term storage. The parties agree to negotiate in good faith regarding the size and functional requirements for any such space.

Forecasted Quantities:

December, 2001:  [*] Units
January, 2002:   [*] Units
February, 2002:  [*] Units
March, 2002:     [*] Units
April, 2002:     [*] Units
May, 2002:       [*] Units
June, 2002:      [*] Units

Notes on Forecasted Quantities:

     1. All quantities contingent on ViaCord realizing these quantities in actual deliveries each month.

     2. The parties agree to negotiate in good faith regarding quantities processed at PCT from April 1, 2002 through June 30, 2002 if ViaCord's own processing facility becomes operational during this period.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


             ATTACHMENT II. PCT'S SOP NUMBER [*] ("MATRIX OF SOP'S")


                                       [*]
       9 pages omitted pursuant to a request for confidential treatment.

* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                 HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


                ATTACHMENT III. VIACORD VENDOR QUALIFICATION SOP


                                       [*]
       12 pages omitted pursuant to a request for confidential treatment.

* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                 HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


                  ATTACHMENT IV. PCT-VIACORD QUALITY AGREEMENT


                                QUALITY AGREEMENT

                                     BETWEEN

                                     VIACORD

                                       AND

                         PROGENITOR CELL THERAPY, L.L.C.



 Documentation of ViaCell, Inc. is considered proprietary and is made available for business operations and review by employees of ViaCell and regulatory agencies. Distribution to third parties
                    without written permission is prohibited.



* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

Quality Agreement                                               07 December 2001


                               TABLE OF CONTENTS

INTRODUCTION..................................................................3
LIST OF CONTACTS..............................................................3
    Viacord...................................................................3
    PCT.......................................................................3
MANAGEMENT RESPONSIBILITY.....................................................3
REGULATORY COMPLIANCE.........................................................4
CORD BLOOD PROCUREMENT SERVICES...............................................4
UMBILICAL CORD BLOOD PROCESSING AND STORAGE...................................4
TESTING SERVICES..............................................................4
MEDICAL MANAGEMENT............................................................4
TECHNOLOGY TRANSFER...........................................................5
TRAINING AND COMPETENCY ASSESSMENT............................................5
CHANGE REQUESTS...............................................................5
CORRECTIVE ACTIONS............................................................5
DOCUMENT CONTROL..............................................................6
AUDITS........................................................................6
QUALITY ASSURANCE MEETINGS....................................................7
DISPUTE RESOLUTION............................................................7
SIGNATURES....................................................................7
APPENDIX A   LISTING OF SOPS..................................................8
APPENDIX B   CHANGE CONTROL FORM..............................................9

 Documentation of ViaCell, Inc. is considered proprietary and is made available for business operations and review by employees of ViaCell and regulatory agencies. Distribution to third parties
                    without written permission is prohibited.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

Quality Agreement                                               07 December 2001


INTRODUCTION

Viacord (a wholly owned subsidiary of ViaCell, Inc.) is a premier provider of umbilical cord blood (UCB) stem cell preservation services and Progenitor Cell Therapy, L.L.C. (PCT) has developed substantial expertise in cell processing technology. Viacord and PCT intend to enter into an agreement whereby PCT performs processing, testing, and storage of UCB units for Viacord. This quality agreement specifies the procedures and actions that Viacord and PCT will undertake to ensure the maximum quality of the UCB units.

LIST OF CONTACTS

The following individuals from Viacord and PCT may be contacted regarding any quality issues relating to procedures and policies described in this document:

VIACORD

[*], Manager of Quality Assurance, [*]

Bob Koshgarian, Vice President, Operations (617-320-4704, rkoshgarian@viacellinc.com)

Kurt Gunter, SVP, Clinical & Reg. Affs./Gov. Relations, kgunter@viacellinc.com, 617-603-6164

PCT

Robert A. Preti, Ph.D., President & Chief Scientific Officer, rpreti@progenitorcell.net, 201.291.2778

[*], QA Director, [*]

[*], National Director of laboratory Operations, [*]

MANAGEMENT RESPONSIBILITY

Both parties agree to define and document the responsibility, authority, and relationship of personnel who perform, verify, or manage work related to the product under this Agreement. The responsibility of these personnel is such that there will be no limit in their efforts to maintain the quality and safety of the products and services outlined in this Agreement. This will be accomplished by their commitment to training, providing the best possible resources, internal assessments and audits, and compliance with the regulations under which each company operates.

 Documentation of ViaCell, Inc. is considered proprietary and is made available for business operations and review by employees of ViaCell and regulatory agencies. Distribution to third parties
                    without written permission is prohibited.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

Quality Agreement                                               07 December 2001

REGULATORY COMPLIANCE

Both parties agree to establish standard operating procedures (SOPs) consistent with industry standards and guidelines established by regulatory agencies (i.e., FDA, New York state, New Jersey state) and quality standards [i.e. American Association of Blood Banks (AABB), Foundation for the Accreditation of Hematopoietic Cell Therapy (FAHCT)]. The responsibility of maintaining compliance with regulatory agencies is the sole responsibility of each company.

PCT will be responsible for obtaining all necessary licensures and accreditations as required by local, state and federal laws, including those of the states of New York and New Jersey. PCT will also, in good faith, work with Viacord to achieve accreditation with AABB for its UCB processing services.

CORD BLOOD PROCUREMENT SERVICES

Viacord will be responsible for all cord blood procurement services. Viacord will direct certain cord blood collections to PCT for processing and storage. Viacord will be responsible for [*].

UMBILICAL CORD BLOOD PROCESSING AND STORAGE

PCT will be responsible for the processing and storage of UCB collections shipped to PCT' s facilities as directed by Viacord. PCT will utilize reasonable judgment based on current industry practices, relevant regulations and scientific expertise to optimally manage all processing and storage services.

TESTING SERVICES

PCT will be responsible for all testing of UCB units stored for Viacord. Such testing will be in compliance with all applicable local, state and federal regulations, including those of the states of New York and New Jersey. All testing will also be in compliance with applicable AABB guidelines. PCT will be responsible for reporting of the testing results to Viacord in a timely manner. Prior to initiation of all testing procedures, PCT will allow Viacord's Department of Quality Assurance to review and approve specific testing methods. [*]

MEDICAL MANAGEMENT

Viacord will be responsible for the medical management and all medical decisions regarding the disposition of UCB collections (e.g., quarantine storage). Viacord's medical director will consult with the director of PCT's laboratory prior to any significant medical decision regarding the disposition of a collection or UCB unit that has been processed. Viacord will be responsible for the coordination of shipping UCB units for transplantation with the transplant

 Documentation of ViaCell, Inc. is considered proprietary and is made available for business operations and review by employees of ViaCell and regulatory agencies. Distribution to third parties
                    without written permission is prohibited.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

Quality Agreement                                               07 December 2001



center. PCT shall be responsible for sample and dry shipper preparations for UCB units for transplantation. Viacord will also be responsible for collection of follow up medical data from patients transplanted with Viacord's UCB units.

TECHNOLOGY TRANSFER

Both parties agree to execute a prospectively defined technology transfer protocol to ensure that all Viacord procedures will be successfully carried out by PCT personnel and that all appropriate equipment used by PCT in the processing, testing, and storage of Viacord UCB collections is appropriately validated. The technology transfer document will be reviewed and approved by both parties in advance of execution. Following the execution of the technology transfer protocol, PCT will prepare a report and submit it to Viacord. Viacord will review the report and recommend any required amendments or additional experiments. Following approval of the final technology report by Viacord, the technology will be considered to have been successfully transferred to PCT.

TRAINING AND COMPETENCY ASSESSMENT

All employees directly involved with the processing, testing, and storage of UCB units must be properly trained and competency assessment must be completed and documented. Training will be performed and documented by competent peers and/or managers, utilizing all appropriate SOPs and manuals. Viacord will inspect training and competency documentation during audits. Continued competency assessment will be performed and documented at regular intervals. Competency assessments will be conducted by direct managers, through questions and observations directly related to the SOPs/manuals utilized in the processing, testing and storage of UCB units.

CHANGE REQUESTS

Any and all changes made to the UCB processing, testing, and storage must go through a Change Request process. A Change Control Form, (Appendix B) will be completed and approved by appropriate individuals at PCT and Viacord. After such approval, but prior to implementation, training will be conducted and documented. No changes to the processing, testing, and storage of UCB units may be implemented prior to PCT and Viacord' s approval of the change and all appropriate training has been conducted and documented.

CORRECTIVE ACTIONS

PCT and Viacord will establish procedures for identifying, documenting and implementing corrective actions. This exercise is critical to the adherence to this Quality Agreement. The procedure will include, but not be limited to, handling of error and accident reports and/or deviation reports, product nonconformities, investigations resulting form any customer complaints, and audits. Upon discovery of a deviation or error and accident, PCT shall notify Viacord both verbally and in writing [*] of the occurrence. All investigations will include the participation of both Viacord and PCT to determine the root cause and corrective action required. All corrective actions will be tracked to ensure implementation. Should a deviation, customer complaint, audit or other situation identify a potential corrective action,

 Documentation of ViaCell, Inc. is considered proprietary and is made available for business operations and review by employees of ViaCell and regulatory agencies. Distribution to third parties
                    without written permission is prohibited.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

Quality Agreement                                               07 December 2001



PCT will have [*] to respond to Viacord's recommendation and [*] to complete the corrective action process.

DOCUMENT CONTROL

PCT agrees to establish and maintain procedures and processes for the appropriate control of documents. The procedure shall contain guidelines for the identification, filing, access, storage, maintenance, and disposition of all documents associated with the processing, testing, and storage of Viacord's UCB units. Documents shall be maintained to demonstrate that a product conforms to specified requirements and quality systems. Documents from suppliers directly concerning the quality and/or specification of any material used in the processing, testing, and storage of UCB units will be retained as well. All documents will be legible, retained in a way so as to be easily retrievable, and stored in such a way as to prevent damage, deterioration, and loss. Documents will be deemed confidential and shall be stored in such a way as to prevent the accidental or unauthorized retrieval of this confidential information. All documents must be maintained for a period of time in accordance with applicable regulatory standards. This is to include, but not be limited to, documents referencing facility, processing documents in regard to product trace ability, testing results, and general documents in regard to corrective actions, deviations, and error and accident reports. Documents not included in the AABB Standards shall be retained for a length of time as determined by the business needs and requirements of PCT and Viacord.

Viacord may have access to all Viacord UCB-related documents upon reasonable prior notice. Upon request, PCT will provide originals or copies of all requested documents to Viacord. If Viacord requests transfer of Viacord-related documents from PCT, PCT will be responsible for the archival, inventory, and shipment to a site specified by Viacord. The shipment costs and the logistics surrounding the receipt of this shipment will be the responsibility of Viacord. Viacord will assume the responsibility for document control for documents stored off-site, once these documents are in the possession of Viacord. It is understood that PCT may require copies of certain Viacord-related documents for business purposes.

AUDITS

PCT and Viacord agree to procedures for external and internal audits. Both internal and external assessments will be used to determine if the effectiveness of the quality system in place and if it complies with requirements. Viacord will perform an initial audit (prior to authorizing processing, testing, and storage of UCB units), and may elect to perform additional audits throughout the term of this agreement. Viacord will notify PCT at least 2 business days in advance prior to an audit. Viacord will make available the written results of the audit within 30 (thirty) days, post-audit. Furthermore, PCT agrees to perform internal audits at regular intervals, as determined by, but not limited to, regulations, trends in deviations, and corrective actions assigned by Viacord. Records of any and all audits and all associated results shall be maintained according to the requirements given in the Document Control section of this document. PCT agrees to cooperate fully with any and all regulatory inspections. A Viacord representative may be in attendance at PCT for any regulatory and/or quality agency inspections.

 Documentation of ViaCell, Inc. is considered proprietary and is made available for business operations and review by employees of ViaCell and regulatory agencies. Distribution to third parties
                    without written permission is prohibited.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

Quality Agreement                                               07 December 2001


QUALITY ASSURANCE MEETINGS

Representatives of the Departments of Quality Assurance from PCT and Viacord will meet on a regular basis to analyze manufacturing deviations, abnormal testing results for trends, and other quality issues, and recommend implementation of corrections actions as necessary.

DISPUTE RESOLUTION

Viacord and PCT will make all efforts to resolve disputes amicably. In the event of an irresolvable dispute, the two parties will select a mutually agreeable independent arbiter to recommend the most appropriate action.

SIGNATURES

PCT and Viacord agree to follow all the provisions of this Quality Agreement to the best of our abilities.


/s/ Robert Preti                              /s/ Kurt Gunter  6 Dec. 01
------------------------------------          ----------------------------------
Robert A. Preti, Ph.D.                        Kurt C. Gunter, M.D.
President & Chief Scientific Officer          Associate Medical Director
Progenitor Cell Therapy, L.L.C.               Viacord, Inc.

 Documentation of ViaCell, Inc. is considered proprietary and is made available for business operations and review by employees of ViaCell and regulatory agencies. Distribution to third parties
                    without written permission is prohibited.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

Quality Agreement                                               07 December 2001


APPENDIX A LISTING OF SOPS

PROGENITOR CELL THERAPY STANDARD OPERATING PROCEDURE 01.041A "VIACORD SOP
MATRIX"

 Documentation of ViaCell, Inc. is considered proprietary and is made available for business operations and review by employees of ViaCell and regulatory agencies. Distribution to third parties
                    without written permission is prohibited.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

Quality Agreement                                               07 December 2001



APPENDIX B  CHANGE CONTROL FORM

                           VIACORD CHANGE CONTROL FORM

CHECK ONE:  [ ] NEW              [ ] REVISION               [ ] OBSOLETION

DEPARTMENT:
           ---------------------------------------------------------------------

SOP/FORM/POLICY:
                ----------------------------------------------------------------

SOP/FORM/POLICY NO.:             REVISION NO.:               SUPERCEDES:
                    -------                    --------                  -------
DESCRIPTION OF CHANGE:
                       ---------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


REASON FOR PROPOSED CHANGE:
                           -----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



OTHER DOCUMENTS AFFECTED:      [ ] YES           [ ] NO (If yes, please list)

INSTRUCTIONS: Please review the attached SOP/Form/Policy. Sign and date this change control form and as indicated by the X. If revisions are required, DO NOT sign, but return it immediately to Quality Assurance, stating the required revisions on the document.

[ ]                                             [ ]
   -------------------------                       -----------------------------
         OPERATIONS                                 QUALITY ASSUR./REG. AFFAIRS


[ ]                                             [ ]
   -------------------------                       -----------------------------
          MARKETING                                 PATIENT & PHYSICIAN SERVICES

[ ]                                             [ ]
   -------------------------                       -----------------------------
       HUMAN RESOURCES                                       VALIDATION

[ ]                                             [ ]
   -------------------------                       -----------------------------
         PRESIDENT                                              OTHER

[ ]                                             [ ]
   -------------------------                       -----------------------------
            CEO                                                 OTHER

REGULATORY AFFAIRS FDA NOTIFICATION REQUIREMENTS:
[ ] FDA Approval required Prior to Implementation
[ ] FDA Notification Required   [ ] None
IMPLEMENTATION APPROVAL
EFFECTIVE DATE of NEW (or Revised) Document:
                                               ---------------------------------
OBSOLETION or DECLINED DATE:
                                               ---------------------------------
APPROVED BY (QA) / DATE:
                                               ---------------------------------

 Documentation of ViaCell, Inc. is considered proprietary and is made available for business operations and review by employees of ViaCell and regulatory agencies. Distribution to third parties
                    without written permission is prohibited.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                 HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


                   ATTACHMENT V. TECHNOLOGY TRANSFER PROTOCOL


                                       [*]
       8 pages omitted pursuant to a request for confidential treatment.

* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.